UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2017

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001–16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 — REGULATION FD DISCLOSURE

In a preliminary prospectus supplement dated July 19, 2017 (the “Common Stock Preliminary Prospectus Supplement”) to be distributed to prospective investors in connection with the proposed offering of common stock, and a preliminary prospectus supplement dated July 19, 2017 to be distributed to prospective investors in connection with the concurrent proposed offering of Mandatory Convertible Preferred Stock, Series A, which offerings are described under Item 8.01 of this Current Report on Form 8-K, Crown Castle International Corp. (the “Company”) intends to disclose certain information that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith such information, excerpted from the Common Stock Preliminary Prospectus Supplement, as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 — OTHER EVENTS

On July 19, 2017, the Company issued a press release announcing its concurrent public offerings of shares of its common stock having an aggregate offering price of $3,250,000,000 and shares of its Mandatory Convertible Preferred Stock, Series A, having an aggregate offering price of $1,500,000,000, in each case subject to market and other conditions. The Company’s press release is filed as Exhibit 99.2 hereto, and is incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Excerpts from the Common Stock Preliminary Prospectus Supplement

99.2	Press Release relating to the concurrent public offerings of the Company’s common stock and Mandatory Convertible Preferred Stock, dated July 19, 2017

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Senior Vice President and General Counsel

Date: July 19, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from the Common Stock Preliminary Prospectus Supplement

99.2	Press Release relating to the concurrent public offerings of the Company’s common stock and Mandatory Convertible Preferred Stock, dated July 19, 2017